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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   May 4, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
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                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (904) 421-1400

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This  Current  Report on Form 8-K is filed by  Interline  Brands,  Inc., a New
Jersey corporation ("Interline Opco"), whose parent corporation is Interline Brands, Inc., a Delaware corporation (NYSE:IBI)("Interline Brands").



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2006, Interline Brands, Inc., a Delaware corporation (NYSE: IBI) (the "Company"), of which Interline Opco is a wholly-owned subsidiary, issued a press release announcing its financial results for the first quarter ended March 31, 2006. The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (d) Exhibits.


           EXHIBIT
           NUMBER       DESCRIPTION
           -------      -----------

           99.1         Press  release  of the  Company,  dated  May 4,  2006,
                        announcing  its  financial   results  for  the  fiscal
                        quarter ended March 31, 2006.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERLINE BRANDS, INC.





                                         BY: /s/ Thomas J. Tossavainen
                                             -------------------------------
                                             NAME:   THOMAS J. TOSSAVAINEN
                                             TITLE:  CHIEF FINANCIAL OFFICER


DATE:  MAY 5, 2006





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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
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99.1            Press release of the Company, dated May 4, 2006,
                announcing its financial results for the fiscal quarter ended March 31, 2006.